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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

              RiverSource Variable Portfolio - Income Series, Inc.
            RiverSource Variable Portfolio - Investment Series, Inc.
             RiverSource Variable Portfolio - Managed Series, Inc.
             RiverSource Variable Portfolio - Managers Series, Inc.
           RiverSource Variable Portfolio - Money Market Series, Inc.
              RiverSource Variable Portfolio - Select Series, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)   Title of each class of securities to which transaction applies:

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      2)   Aggregate number of securities to which transaction applies:

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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)   Proposed maximum aggregate value of transaction:

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      5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

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      2)   Form, Schedule or Registration Statement No.:

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      3)   Filing Party:

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      4)   Date Filed:

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                                                  [RIVERSOURCE INVESTMENTS LOGO]

                                IMPORTANT NOTICE
                    RIVERSOURCE(R) VARIABLE PORTFOLIO FUNDS

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                                January 29, 2008

As a contract owner of a variable life insurance policy or variable annuity contract you recently received proxy materials requesting that you instruct the insurance company on how to vote at the joint special meeting of fund shareholders on JANUARY 29, 2008. YOUR INSTRUCTION FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED, BUT YOU STILL HAVE TIME TO DO SO. Please take a few moments to provide instructions by using one of the following three options:

1. BY PHONE: For automated telephone voting, call (866) 235-4258, enter your unique 14-digit Control Number from the enclosed Voting Instruction Card and follow the recorded instructions.

2. BY INTERNET: Visit www.proxy-direct.com, enter your unique 14-digit Control Number from the enclosed Voting Instruction Card and follow the on-screen instructions.

3. BY MAIL: Complete the enclosed Voting Instruction Card and return it in the enclosed postage-paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your executed instruction card by January 29, 2008.

    REMEMBER, YOUR INSTRUCTION ON HOW TO VOTE IS VERY IMPORTANT. PLEASE ACT
                                     TODAY.

If you have questions regarding the proposal, please call Computershare Fund Services, your Fund's proxy agent, at (866) 492-0843. Representatives are available from 9 a.m. to 11 p.m., Eastern Time, Monday through Friday, and from 12 p.m. to 6 p.m., Eastern Time, on Saturday.

Thank you for your prompt attention to this matter.